UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2025

First America Resources Corporation
(Name of registrant as specified in its charter)

Nevada	333-175482	27-2563052
(State or other jurisdiction of incorporation or organization)	(SEC File No.)	(IRS Employer Identification Number)

1000 East Armstrong Street Morris, IL	60450
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number: 815-941-9888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

INTRODUCTION

This report on Form 8-K is filed to disclose a material business combination described in Form 8-K – Section 1 – Registrant’s Business and Operations.  This report on Form 8-K includes disclosure of information required by Form 10 under the caption Form 10 Information.  Because Form 10 Information is included, this report on Form 8-K is commonly referred to as a “Super 8-K”.

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USE OF PRONOUNS AND OTHER WORDS

The pronouns “we”, “us”, “our” and the equivalent used in this 8-K report mean, unless otherwise stated, First America Resources, Inc. and our newly-acquired, wholly owned and consolidated subsidiary, METech Recycling, Inc. In the notes to our consolidated financial statements, the “Company” means First America Resources, Inc. and our newly-acquired, wholly owned and consolidated subsidiary, METech Recycling, Inc. The pronoun “you” means the reader of this 8-K report.

FORWARD-LOOKING STATEMENTS

This 8-K report contains forward-looking statements that involve risks and uncertainties. We use words such as “project”, “believe”, “anticipate”, “plan”, “expect”, “estimate”, “intend”, “should”, “would”, “could”, or “may”, or other such words, verbs in the future tense and words and phrases that convey similar meaning and uncertainty of future events or outcomes to identify these forward-looking statements. There are a number of important factors beyond our control that could cause actual results to differ materially from the results anticipated by these forward-looking statements. While we make these forward-looking statements based on various factors and using numerous assumptions, you have no assurance the factors and assumptions will prove to be materially accurate when the events they anticipate actually occur in the future.

The forward-looking statements are based upon our beliefs and assumptions using information available at the time we make these statements. We caution you not to place undue reliance on our forward-looking statements as (i) these statements are neither predictions nor guaranties of future events or circumstances, and (ii) the assumptions, beliefs, expectations, forecasts and projections about future events may differ materially from actual results. We undertake no obligation to publicly update any forward-looking statement to reflect developments occurring after the date of this 8-K report.

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8-K DISCLOSURE

Section 1 - Registrant’s Business and Operations

Item 1.01 - Entry into a Material Definitive Agreement

On April 16, 2025, we entered into business combination pursuant to a Common Stock Exchange Agreement with the stockholders of METech Recycling, Inc., a Delaware corporation.  Pursuant to the Common Stock Exchange Agreement, we are issuing 1,250,000 shares of our authorized and unissued common stock to the three stockholders of METech Recycling in exchange for all of the issued and outstanding equity securities of METech Recycling.  This is a related party transaction.  The two largest stockholders of METech Recycling are companies solely owned by our director, chief executive and financial officer and the owner of a majority of our common stock, Jian Li.  See Form 10 Information – Item 7 - Certain Relationships and Related Transactions, and Director Independence.  We will operate METech Recycling as a wholly owned subsidiary.

Section 2 - Financial Information

Item 2.01 - Completion of Acquisition or Disposition of Assets

On April 16, 2025, we acquired METech Recycling.  See Form 10 Information for a description of METech Recycling’s business and properties.

Section 3 - Securities and Trading Markets

Item 3.02 - Unregistered Sale of Equity Securities

The following table discloses the shares of our common stock issued in the transaction described in Item 1.01, above:

Name	Number of Shares
First America Metal Corp.	29,056,000
First America Management Group Corp.	50,944,000
Total Shares issued	80,000,000

First America Metal Corp. and First America Management Group Corp. are entirely owned by Mr. Li, our director, chief executive and financial officer and the owner of a majority of our common stock, who, by virtue of the related-party nature of the transaction, has full business and financial information about us.  We have relied on Section 4(a)(2) for an exemption from the registration requirement of Section 5 under the Securities Act of 1933.  No broker or finder is involved with the transaction and no commissions or fees are being paid.

Section 5 - Corporate Governance and Management

Item 5.06 - Change to Shell Company Status

We self-identified as a “shell company” in our annual report on Form 10-K for the year ended June 30, 2024 and in subsequent quarterly reports on Form 10-Q.  METech Recycling, which is our wholly owned subsidiary as a result of the transaction described in Item 1.01, is not a shell company.  Accordingly, we are not a shell company beginning on the date of that transaction.  See 8-K Disclosures – Item 1.01

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FORM 10 INFORMATION

Item 1 - Business

Our Corporate History

Parent Company – First America was incorporated in Nevada in 2010 under the name Golden Oasis New Energy Group, Inc.  We changed our name to First America Resources Corporation in 2014.  The address of our principal corporate offices is 1000 East Armstrong Street, Morris, IL 60450, and our telephone number at that address is 815-941-9888.  We do not have a website.

Subsidiary and Operating Company – METech Recycling has been in business since 1968, with a business history that stretches back to 1875, and is headquartered in Gilroy, California.  METech Recycling was founded to recycle metals scrap then evolved to recycle electronic components and manufacturing by-products and manage information technology (IT) assets.  METech Recycling was owned entirely and subsequently primarily by First America Metal Corp., together with its sister company, First America Management Group, both related parties.  METech Recycling’s website is https://www.METech Recyclingrecycling.com.  You may not include the information at the website as part of the disclosures in this report on Form 8-K.

Overview of Our Business

We are a certified R2v3 Responsible Recycler.  R2 stands for Responsible Recycling which is a standard created for the electronics recycling industry by Sustainable Electronics Recycling International (SERI), an ANSI Accredited Standards Development Organization.

We refurbish electronic equipment and salvage usable components and materials.  We offer new, used and refurbished computer and IT products for sale.  These products include, but are not limited to, laptops, desktop/tower computers, tablets, servers, switches, routers, firewalls, load balancers, SAN/NAS storage systems, telecom, VOIP phone systems, LCD monitors, hard drives, CPU/processors, ram, host bus adapters, i/o cards, test and measurement, lab, medical, industrial, defense, and business equipment, solar panels, and electric vehicle batteries.  We also provide IT asset management and disposition (ITAD), including data center decommissioning.

What We Do

•	ITAM – We conduct comprehensive testing, data sanitization, refurbishment, and resale preparation, ensuring compliance with R2v3 certification standards.
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Data Security – We provide secure data destruction following NIST SP800-88 (National Institute of Technology) and DoD 5220.22-M (Department of Defense) standards, with single, 3, or 7-pass erasure, physical shredding for non-functional devices, and Certificates of Data Destruction.

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The National Institute of Technology’s Guidelines for Media Sanitization specifies a robust methodological guidance for erasing data from storage media (media sanitization). Its objective is to ensure that any data found on storage media is irretrievable, with three levels – NIST Clear, NIST Purge and NIST Destroy.

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The Department of Defense’s National Industrial Security Program (NISP) specifies a widely recognized method for data sanitization used by organizations, including government agencies worldwide, for performing drive erasure. The standard involves overwriting the previously stored information on a hard drive with specific binary patterns repeatedly (3 times or 7 times)

•	Reverse Logistics & Redeployment – We offer secure storage, tracking, and redistribution of IT assets.
•	Electronics Recycling
•	We refurbish and resell electronics, including
•	Laptops, desktop/tower computers, tablets
•	Servers, switches, routers, firewalls, load balancers
•	SAN/NAS storage systems,
•	Telecom and VOIP phone systems,
•	LCD monitors,
•	Hard drives, CPUs/processors, RAM, host bus adapters, I/O cards
•	Specialized equipment for test and measurement, laboratory, medical, and industrial applications
•	We process and recycle end-of-life electronics, including:

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•	Solar panels – recycling of end-of-life solar panels, reducing waste, and recovering valuable materials
•	EV batteries – promoting sustainability in the rapidly growing EV industry
•	Servers,
•	Medical – HIPAA compliant recycling of medical devices and electronic equipment, with a focus on data security and environmental responsibility
•	Defense equipment – secure, ITAR compliant disposal of sensitive defense equipment with strict data security protocols and adherence to regulatory standards
•	Data Center Solutions – comprehensive IT asset disposition, data destruction, decommissioning and upgrading IT infrastructure.
•	Sustainability Focus – We provide detailed carbon emissions reporting and compliance certifications.
•	Advanced Shredding Capabilities
•	Our state-of-the-art shredders reduce materials to millimeter-sized particles, ensuring maximum data security and material recovery.
•	Mechanical Separation & Eddy Current Technology
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We utilize advanced mechanical separators and eddy current systems to efficiently sort and recover valuable materials from electronic waste, maximizing recycling efficiency and minimizing environmental impact.

•	Live-Stream Video Monitoring
•	For added transparency, our shredding process is equipped with video cameras that provide live-stream footage. This offers clients real-time proof of recycling, enhancing trust and accountability.
•	Solar Panel Processing
•	We are equipped to handle the complex recycling needs of end-of-life solar panels, utilizing specialized technology to recover valuable materials while minimizing waste.

Compelling Market Needs

The world is producing e-waste at an alarming rate, driven by rapid technological advancements, shorter device lifecycles, and increasing consumer demand for new gadgets. This creates a massive challenge, but also a significant opportunity for responsible e-waste management.

Key Growth Drivers

•	Consumer Electronics: Frequent upgrades of smartphones, laptops, and PCs contribute significantly to e-waste volumes.
•	AI Server Refresh: The rise of AI and machine learning necessitates frequent upgrades of powerful servers, generating a surge in retired IT equipment.
•	EV Battery End-of-Life: The growing popularity of electric vehicles will lead to a massive wave of spent EV batteries requiring specialized recycling.
•	Solar Panel Growth: The booming solar industry will generate increasing volumes of end-of-life solar panels, requiring efficient recycling solutions.

The global e-waste management market is projected to reach USD 326.08 billion by 2034, growing at a compound annual growth rate (CAGR) of 16.10% between 2024 and 2034. The U.S. electronic goods recycling market alone is estimated at $28.1 billion in 2024, with a CAGR of 8% expected through 2029.  Sources: Precedence Research, IBISWorld.

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Sources of Electronics for Recycling

We draw electronic waste from a diverse and strategically important customer base across sectors including technology, telecommunications, national defense, education, and public agencies. Our primary source of electronic waste originates from enterprise-level IT asset disposition (ITAD), data center decommissioning projects, many of which are driven by the current wave of AI server upgrades and lifecycle refreshes of enterprise and institutional infrastructure.  We work with Fortune 500 companies, smaller companies, global technology innovators, and top-tier defense contractors who require secure, compliant, and environmentally responsible handling of end-of-life electronics. Additionally, our services extend to major telecommunications providers and public sector institutions, including municipalities and school districts nationwide.

Our Hardware and Scrap Customers

We maintain a regulation compliant downstream customer network that enables us to responsibly and securely process materials following collection and initial asset disposition.  We have an established relationships with brokers, wholesalers and middlemen for the sale of refurbished equipment.  We do not engage in retail sales.  End-of-life electronics and non-usable materials are subjected to physical destruction, with commodities such as circuit boards removed and segregated. High-value components are sold to certified smelters and refiners for precious metals recovery in line with industry and environmental regulations.  Our primary customer for materials containing precious Metal requiring smelting and refining is First America Metal Corp.  See Form 10 Information, Item  7,

Sales and Marketing

We participate in over thirty-six industry events annually.  Our presence at key conferences and trade shows—such as ITAD Summit, Data Center World, IFMA World Workplace, and RE+ Conference—allows us to engage directly with industry leaders, decision-makers, and potential clients. These events are more than networking opportunities; they’re platforms where we demonstrate our solutions, discuss emerging trends, and highlight our commitment to sustainability.

Our marketing campaigns are designed to create consistent brand visibility, generate leads, and support business growth through a multi-channel approach. Our strategy focuses on leveraging both digital platforms and traditional outreach to engage key decision-makers and industry leaders.

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LinkedIn Marketing We actively use LinkedIn to build thought leadership, share industry insights, and connect with professionals in IT asset disposition, data centers, and sustainability sectors. Our targeted campaigns and consistent content help drive engagement, brand awareness, and lead generation.

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Public Relations Strategic press releases are a cornerstone of our PR efforts, highlighting company milestones, event participation, and sustainability initiatives. This strengthens METech Recycling’s reputation and positions us as an industry authority.

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Google Ads Our Google Ads campaigns are designed to capture high-intent leads through targeted search and display ads. By focusing on relevant keywords, we drive traffic to our website and convert interest into actionable opportunities.

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Content Marketing We develop insightful content, including blog posts, case studies, and white papers, to educate our audience on best practices in IT asset management, sustainability, and data security.

We focus on market segments that have an immediate need for our services, the capacity to invest in them, and the readiness to act. Our strategy adapts to shifts in the political climate, economic conditions, and technological advancements, such as the rise of AI-driven data centers, EV incentives, and high-demand consumer tech like the newest iPhone or Bose headphones.

We evaluate emerging market needs, recognizing that customer demands evolve alongside new technologies. Whether it’s secure IT recycling, data center decommissioning, or sustainable solutions for solar and EV components, we stay ahead by refining our services to meet these shifting priorities.

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Technology

We license third-party software to provide real-time tracking of equipment, providing clients with unparalleled transparency and peace of mind.  We go beyond standard reporting, offering carbon emissions data and detailed chain-of-custody documentation, enhancing both compliance and sustainability efforts.  Our software license is non-exclusive.

Competition

The following table includes the names of the companies we believe are our significant competitors.

Name	International	US Locations
Advanced Technology Recycling	No	8
Blue Star Recycling	No	1
Clean Earth	Yes	23
Colt Recycling	No	3
Dynamic Recycling	No	2
Electronic Recyclers International (ERI)	Yes	8
Full Circle Electronics	No	3
Sims Lifecycle	Yes	8
Tri Valley Recycling	No	1

None of our competitors is a publicly traded company or otherwise publicly provide operating and financial information, other than marketing-oriented information on their websites.  We believe a number of our competitors are larger and better established than we are, with greater financial resources than we have.

How We Complete

We have conducted extensive research to evaluate the competitive landscape and position our services effectively within the market:

ADVANCED TESTING AND REPORTING	CARBON EMISSIONS REPORTING	REAL-TIME ASSET TRACKING	SECURE CHAIN OF CUSTODY	CERTIFICATIONS & COMPLIANCE
We provide exceptional equipment testing capabilities, including detailed diagnostics, product photos(before & after) and comprehensive audit reports that go beyond industry standards.

We offer detailed carbon emissions reporting, allowing clients to measure and reduce their environmental impact. This data supports corporate sustainability goals and helps companies meet regulatory requirements for carbon footprint reduction.

Our logistics system operates like FedEx tracking, offering 24/7 live updates from pickup to final processing. Each truck is GPS-tracked through our central command center, managed by our Customer Service Representative (CSR) team.

We maintain strict custody controls with route tracking, detailed transportation reports, fully vetted partners, and assurance of asset security at every stage to ensure complete accountability and protection.

As an R2v3 Certified Responsible Recycler, we meet the highest industry standards for environmental compliance and data security, providing clients with recycling certifications for full transparency.

Unlike many competitors who operate as brokers, we maintain full in-house processing capabilities, giving us complete control over the recycling lifecycle.  We’ve positioned our pricing at a level lower than many of our competitors.  We believe our competitive pricing not only reflects our commitment to affordability but also serves as a key driver for high-volume partnerships.

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Federal and State Regulation

We believe we are in compliance with all federal and state laws and regulations to which we are subject.  At the federal and state levels, our operations are subject to a range of environmental and hazardous materials regulations. Although our facilities do not generate hazardous air emissions and we do not release toxic substances into the environment, we still maintain full compliance with applicable laws and oversight requirements.  To maintain compliance and ensure ongoing regulatory alignment, we have the following programs and structures in place:

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Environmental Compliance Officer: Designated Environmental Health & Safety (EHS) staff who oversees all environmental regulatory matters, including hazardous waste tracking, manifests, inspections, and documentation.

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Hazardous Waste Disposal Contracts: We maintain formal contracts with licensed hazardous waste disposal vendors who are responsible for transportation and disposal in accordance with federal and state laws.

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Audits and Inspections: In addition to Regulatory audits, we conduct routine internal inspections to ensure proper labeling, storage, and documentation of hazardous and universal wastes. Third-party audits are also conducted annually to ensure compliance with regulations and conformance to certification standards.

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Training and Documentation: All personnel involved in handling any hazardous and universal waste receive regular training on waste protocols, emergency response, and relevant state and federal regulations.

Federal Regulations for CO, SLC, MA, CA & NC facility (since they are federal so all 5 facilities comply to it)

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Resource Conservation and Recovery Act (RCRA): Our facilities are subject to RCRA regulations regarding the handling, storage, and disposal of hazardous waste. While we do not accept hazardous waste from external sources, we do generate limited amounts of hazardous materials incidental to our operations (e.g., from maintenance activities). These are managed in full compliance with RCRA standards.

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Environmental Protection Agency (EPA): We comply with all applicable EPA reporting obligations. Each facility is permitted under the EPA's authority and has been granted EPA IDs which reflect each site's operations and handling amounts.

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Occupational Safety and Health Administration (OSHA): Our internal procedures ensure that employees are trained on safe handling of materials and that all workplace exposures are monitored as required under applicable OSHA standards.

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Department of Transportation (DOT): We operate under the authority of DOT for all transportation needs. Whether we are conducting services on our own behalf or contracting with other companies to perform transportation for us.

State Regulations – California

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Department of Toxic Substances Control (DTSC) / Region 9 EPA: We have been audited by the California DTSC for compliance with hazardous and universal waste management under RCRA and corresponding state-level regulations. The DTSC conducts annual site inspections to review all applicable operations and documents.

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Bay Area Air Quality Management District: The facility maintains air permitting to operate the shredder system. This permit is under the authority of the BAAQMD, who conduct annual permit reviews and inspections to ensure compliance.

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Certified Unified Program Agencies (CUPA): We file and update our Hazardous Materials Business Plans (HMBP) with the local CUPA as required, ensuring full transparency and emergency response readiness. The Gilroy Fire Department conducts annual inspections to ensure compliance with the local CUPA program.

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Cal/OSHA: We maintain compliance with regulations set forth by Cal/OSHA. The department does not conduct regular visits of our facility, but internal and external inspections and audits ensure we are meeting the obligations of the department.

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California Department of Food and Ag / Weight and Measures: We operate scale systems that are permitted, calibrated and inspected by the state of California. The CDFA and Weights and Measures departments both perform annual inspections to ensure compliance with their programs.

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Gilroy / Santa Clara Fire Departments: We have fire suppression systems in place to protect the facility from fire. The systems are permitted and inspected by the Fire Marshal annually to ensure our system is in compliance.

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National Pollution Discharge Elimination System (NPDES): The rainwater generated from the facility is permitted and analyzed under the guidance and authority of our Stormwater Permit. The storm drains are cleaned quarterly, and permit requirements are inspected by third parties to ensure compliance.

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Department of Transportation (DOT) / California Highway Patrol (CHP): We operate fully licensed and insured trucks that are driven by qualified personnel. The materials being transported are within our DOT authority. The CHP conducts regular inspections of our trucks to ensure we are meeting the requirements of highway transportation.

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State Regulations – Colorado

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Colorado Department of Public Health and Environment (CDPHE) / Region 8 EPA: We adhere to the state’s hazardous and universal waste regulations. The required annual reporting for universal waste is submitted to the CDPHE. The CDPHE controls all aspects of the organization that are related to hazardous and universal waste handling requirements. Compliance with their requirements is reinforced through internal and external auditing as well as periodic inspections from the department.

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Denver Fire Department: The fire department works closely with the CDPHE to ensure compliance to hazardous and universal waste handling and storage practices. This is reinforced by inspections and recordkeeping reviews conducted by both departments.

State Regulations – Massachusetts

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Massachusetts Department of Environmental Protection (DEP) / Region 1 EPA: We adhere to the state’s hazardous and universal waste regulations. The required annual reporting for universal waste is submitted to the DEP. The DEP controls all aspects of the organization that are related to hazardous and universal waste handling requirements. Compliance with their requirements is reinforced through internal and external auditing as well as periodic inspections from the department.

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Worcester Fire Department: The fire department works closely with the DEP to ensure compliance to hazardous and universal waste handling and storage practices. This is reinforced by inspections and recordkeeping reviews conducted by both departments.

State Regulations – North Carolina

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North Carolina Department of Environmental Quality (DEQ) / Region 4 EPA: We adhere to the state’s hazardous and universal waste regulations. The required annual reporting for universal waste is submitted to the DEP. The DEP controls all aspects of the organization that are related to hazardous and universal waste handling requirements. Compliance with their requirements is reinforced through internal and external auditing as well as periodic inspections from the department.

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North Carolina Department of Labor (NCDOL): We adhere to the reporting requirements set forth by the NCDOL and quickly respond to inquiries from the department if any come in. Although the NCDOL does not make frequent visits to our facility, we ensure compliance through regular inspections and third part audits.

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Roxboro Fire Department: The fire department works closely with the DEQ to ensure compliance to hazardous and universal waste handling and storage practices. This is reinforced by inspections and recordkeeping reviews conducted by both departments.

State Regulations – Utah

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Utah Department of Environmental Quality (DEQ) / Region 8 EPA: We adhere to the state’s hazardous and universal waste regulations. The required annual reporting for universal waste is submitted to the DEQ. The DEQ controls all aspects of the organization that are related to hazardous and universal waste handling requirements. Compliance with their requirements is reinforced through internal and external auditing as well as periodic inspections from the department.

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Salt Lake City Fire Department: The fire department works closely with the DEQ to ensure compliance to hazardous and universal waste handling and storage practices. This is reinforced by inspections and recordkeeping reviews conducted by both departments.

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Personnel

We employ sixty-five full-time personnel and no part-time personnel.  The following table sets forth the personnel in the identified categories for First America Resources and for METech Recycling:

Executive Officers	2	Environmental, Health & Safety	1
Finance	2	Sales & Marketing	6
Administrative	2	Customer Service	4
Human Resources	1	Operations Management	8
Information Technology	3	Warehouse and Logistics	17
Asset Management and Processing	19

We do not have collective bargaining agreements with our employees. We consider our relationship with our employees to be excellent.

Item 1A – Risk Factors

Not required.

Item 2 – Financial Information

We expect to file management’s discussion and analysis of financial condition and results of operations within seventy-one days.

Item 3 - Properties

We lease/rent 5,000 square feet of general office space to house our corporate offices.  We do not pay rent.  Mr. Li is the owner and management of our landlord.  We believe  this office space is adequate for the current and foreseeable needs.

We lease the following industrial warehouse with office space in which we conduct our operation:

Location	Square Footage*	Current Monthly Base Rent**	Lease Expires
Gilroy, California	40,000	$20,000	March 31, 2026
Denver, Colorado	48,000	$26,422	April 30, 2026
Worchester, Massachusetts	46,548	$20,271	January 31, 2027
Roxboro, North Carolina***	10,000	$7,500	April 1, 2030
Salt Lake City, Utah	23,283	$10,185	June 30, 2029

*Building only, does not include land area

**Does not include common area maintenance fees.  Subject to annual and other increases.

**See Form 10 Information, Item Item 7 - Certain Relationships and Related Transactions, and Director Independence.

We believe these properties are adequate for the current and foreseeable needs.

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We jointly contract and service selected projects with First America Metal Corp. on a case by case basis.  These projects are in general too large  for either us or First America Metal Corp. to provide services alone.  First America Metal Corp. has three locations: Atlanta, Georgia, Marion, Illinois and Forth Worth, Texas.  See Form 10 Information, Item 7 - Certain Relationships and Related Transactions, and Director Independence.

Item 4 - Security Ownership of Certain Beneficial Owners and Management

The following tables set forth the ownership of our common stock by each person known by us to be the beneficial owner of 5% or more of our outstanding common stock, our directors, our executive officers and our directors and executive officers as a group. To the best of our knowledge, the person named has sole voting and investment power with respect to such shares, except as otherwise noted. There are not any pending or anticipated arrangements that may cause a change in control.

Name	Share Number	Percentage
Jian (James) Li*	86,355,010	98,208%
All executive officers and directors as a group [1 person]	86,355,010	98.208%

*includes 6,388,010 shares directly owned by Mr. Li, 29,056,000 shares owned by First America Metal Corp. and 50,944000 shares owned by First America Management Group Corp.  Both corporations are entirely owned by Mr. Li.

Item 5 - Directors and Executive Officers

The names, ages and terms of office of our directors and executive officers are set forth in the following table.

Name	Age	Positions	Director Beginning
Jian (James) Li	63	Director, Chief Executive and Financial Officer	2013

Our director is elected annually by the holders of a majority of our issued and outstanding common stock and holds office for a one-year term and until his successor(s) is duly elected and qualified.    The officers serve at the will of the board of directors.  Mr. Li is the holder of a majority of our issued and outstanding common stock.  (See, Item 4, above.)  Accordingly, you can expect he will reelect himself annually as our sole Director and continue his appointment as our Chief Executive and Financial Officer.  We do not have any board committees.  We do not have a code of ethics.

Mr. Li has been our chairman, chief executive and financial officer since February 6, 2013.  Mr. Li is the President and sole stockholder of First America Metal Corp. a metal recycling company who is our primary customer for recoverable Metal and sometimes a joint servicer on selected contracts. Mr. Li is not involved in our day-to-day operations and expects to devote approximately five percent of his working time to our business and affairs.  Mr. Li has been engaged in the recycling business for more than twenty years.  He earned a Bachelor of Science degree in Engineering (1982) from Zhejiang University of Technology, in Hangzhou, Zhejiang, PRC.

Significant Employees

Roy (“Rex”) Cheng, age 50, has served as President of METech Recycling since 2006. He joined the company as Operations Manager in January 2006 and has held key roles including General Manager of the Gilroy facility, Vice President of Operations, and Chief Operating Officer. He played a key role during METech Recycling listing on the Singapore Stock Exchange (2016 to 2019). Mr. Cheng earned a Bachelor of Business degree (2002) from the University of Tasmania, Australia.

Robert Laughlin, age 54, has served as Vice President of Business Development at METech Recycling since February 2016. He has been engaged in  technology sales, business development, and telecommunications for over thirty years, including more than fourteen years in the electronics recycling and IT asset disposition (ITAD) industry.  He entered the e-waste industry during his tenure at Broadband Integrated Resources, later acquired by Avnet, where he served as Vice President of Sales and Senior Business Development Manager (years).

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Nicole Palacio, age 45, has served as Assistant Director of Operations at METech Recycling since 2023. She has over twenty-six years of experience in the e-waste industry, with a background in operations management and customer service.  Ms. Palacio was employed for sixteen years in the IT Asset Management Services division of ECS Refining, Inc. (no longer operating), where she managed contracts and customer accounts. Her experience in operations and client relations contributes valuable expertise to our leadership team.

Item 6 – Executive Compensation

See our annual report on Form 10-K for the year ended June 30, 2024 – Item 11.

Item 7 - Certain Relationships and Related Transactions, and Director Independence

See above 8-K Disclosures – Item 1.01 and Item 3.02 for information about our share exchange with the stockholders of METech Recycling.  Companies owned by Mr. Li were the majority stockholders of METech Recycling.  The closing price of our common stock was $0.60 on April 16, 2025 published at OTCMarkets.com, or an aggregate price of our shares exchanged for the METech Recycling shares of $48,000,000.  We are unable to determine if the price we paid in shares of our common stock for the METech Recycling is equivalent to the price we could have achieved in an arm’s length transaction.

See also, our annual report on Form 10-K for the year ended June 30, 2024 – Item 13.

See above Form 10 Information – Item 3 for more information about our Roxboro, North Carolina facility we lease from from a landlord in which Mr. Li is the majority stockholder.  We believe the lease payments and terms of the lease are in line with the surrounding market.  You have no assurance the lease payments and terms equivalent to or better than the rent and terms we could achieve in an arm’s length transaction.

First America Metal Corp., a company entirely owned by Mr. Li, is our primary customer for end-of-life materials containing recoverable metals and a joint contractor on certain contracts which are too large for either us or First American Metal Corp. alone.  First America Metal provides current price lists, which it provides to its other ventors and which we routinely compare to prevailing market prices.  We believe our relationship with First America Metal Corp. is beneficial to both companies.

Mr. Li is not an independent director using the definition of independence contained in the NASDAQ listing rules.

Item 8 - Legal Proceedings

We do not have any anticipated or pending litigation.  We may from time to time be either a plaintiff or a defendant in normal business litigation, such as suits for collections.

Item 9 - Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

See our annual report on Form 10-K for the year ended June 30, 2024 – Item 5.

Item 10 - Recent Sales of Unregistered Securities

See above 8-K Disclosures – Item 3.02 -  Recent Sales of Unregistered Securities

Item 11 - Description of Registrant’s Securities to be Registered

Not applicable.

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Item 12 – Indemnification of Directors and Officers

We indemnify our directors and officers as permitted and required by Nevada corporation law if the indemnified person is not liable in the discharge of his or her fiduciary duties or acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, which is presumed.  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers or persons controlling us pursuant to Nevada law, we have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 13 - Financial Statements and Supplementary Data

We expect to file financial information, including pro forma financial information and Management’s Discussion and Analysis of Financial Condition and Results of Operations within seventy-one days.

Item 14 - Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None

Item 15 - Financial Statements and Exhibits

Financial Statements –

We expect to file financial information, including pro forma financial information within seventy-one days.

Exhibits

10.1	Common Stock Exchange Agreement dated April 16, 2025
10.2	Lease Agreement for Roxboro, North Carolina Facility
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

First America Resources Corporation

Dated: April 17, 2025	By:	/s/ Jian Li
Jian Li
Chief Executive Officer

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